Exhibit 99.1

News Release

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937 Tahoe Boulevard, Suite 210 | Incline Village, NV 89451

For Immediate Release

Vintage Wine Estates Monetizes Assets and Successfully Refinances Debt

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Establishes scenic easement for Laetitia property with The Land Conservancy of San Luis Obispo; preserves open space for scenic enjoyment of entire community
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Sells excess plantable Laetitia Vineyard properties with scenic easement attached; retains winery and over 900 acres which produce significant sparkling varietals
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Enters into amended and restated credit agreement extending majority of maturities to 2027

INCLINE VILLAGE, NV, December 19, 2022 – Vintage Wine Estates, Inc. (Nasdaq: VWE and VWEWW) (“VWE” or the “Company”), one of the fastest-growing wine producers in the U.S. with an industry leading direct-to-customer platform, today reported the establishment of an important scenic easement in San Luis Obispo, California on its Laetitia Vineyard properties, the sale of a portion of those properties and entry into an amended and restated credit agreement.

On December 13, 2022, VWE was granted by The Land Conservancy of San Luis Obispo a scenic easement on its Laetitia vineyard and winery properties. The easement prohibits residential use and other development along the coastline of California in the San Luis Obispo region. It will also prohibit any uses that would cause erosion of the land.

On December 15, 2022, the Company completed the sale of 965 acres of The Laetitia Vineyard for net cash proceeds of approximately $9.1 million. Proceeds from the sale will be used to reduce outstanding debt. VWE has retained the Laetitia winery as well as approximately 900 acres on which the Company grows sparkling varietals among others.

Pat Roney, Founder and Chief Executive Officer, commented, “The Laetitia Vineyard sale demonstrates our ongoing portfolio and asset management strategy. We had identified opportunities back in fiscal 2021, including this sale. We continue to pursue more of these initiatives to monetize assets where the economics are beneficial. I am especially pleased that we have been able to work with the county of San Luis Obispo to preserve our most precious resources - even beyond our ownership. We believe this validates our ongoing commitment to environmental stewardship and our sustainability strategy.”

Refinancing Provides Financial Flexibility and Extends Maturities to 2027

On December 13, 2022, VWE entered into a Second Amended Loan and Security Agreement included a new, real estate backed term loan facility in the principal amount of approximately $156.5 million which matures in December 2027. The proceeds of the term loan were used to repay debt. Under the revised credit agreement, the maturity of the Company’s revolving credit facility was also extended to December 2027. While varying based on borrowings, rates under the new facility are based on SOFR plus approximately 2.0% to 2.5%. Approximately 80% of the debt is hedged at a blended rate of 2.3% until 2025.

Kris Johnston, Chief Financial Officer, noted, "This refinancing combined with the monetization of the Laetitia properties enhances our financial flexibility as we continue to pursue our strategic growth initiatives. The amended facilities also lengthen our debt maturity profile and improve key terms and covenants. We believe the support of our banks in this highly variable credit environment is also a testament to our potential and our growth plans.”

About Vintage Wine Estates, Inc.

Vintage Wine Estates (Nasdaq: VWE and VWEWW) is a family of wineries and wines whose singular focus is producing the finest quality wines and incredible customer experiences with wineries throughout Napa, Sonoma, California’s Central Coast, Oregon and Washington State. Since its founding 20 years ago, the Company has grown to be the 14thlargest wine producer in the U.S., selling more than two million nine-liter equivalent cases annually. To consistently drive growth, the Company curates, creates, stewards and markets its many brands and services to customers and end consumers via a balanced omni-channel strategy encompassing direct-to-consumer, wholesale and exclusive brand arrangements with national retailers. While VWE is diverse across price points and varietals with over 60 brands ranging from $10 to $150 USD at retail, its primary focus is on the fastest growing luxury segment of the U.S. wine industry with the majority of brands selling at over $15 per bottle. The Company regularly posts updates and additional information at https://www.vintagewineestates.com.

Forward-Looking Statements

Some of the statements contained in this press release are forward-looking statements within the meaning of applicable securities laws (collectively, “forward-looking statements”). Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “anticipate,” “believe,” “continue,” “driving,” “estimate,” “expect,” “future,” “intend,” “may,” “making,” “outlook,” “plan,” “project,” “should,” “will,” “would” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements regarding VWE’s future plans regarding its vineyard portfolio and asset management strategies, estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, business plans and strategies, including strategic growth initiatives, expansion and acquisition opportunities, growth prospects and consumer and industry trends. These statements are based on various assumptions, whether or not identified in this news release, and on the current expectations of VWE’s management. These forward-looking statements are not intended to serve as, and should not be relied on by any investor as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the Company’s limited experience operating as a public company and its ability to remediate its material weakness in internal control over financial reporting and to maintain effective internal control over financial reporting, the ability of the Company to retain key personnel, the effect of economic conditions on the industries and markets in which VWE operates, including financial market conditions, rising inflation, fluctuations in prices, interest rates and market demand; risks relating to the uncertainty of projected financial information; the effects of competition on VWE’s future business; risks related to the organic and inorganic growth of VWE’s business and the timing of expected business milestones; the potential adverse effects of the ongoing COVID-19 pandemic on VWE’s business and the U.S. economy; declines or unanticipated changes in consumer demand for VWE’s products; VWE’s ability to adequately source grapes and other raw materials and any increase in the cost of such materials; the impact of environmental catastrophe, natural disasters, disease, pests, weather conditions and inadequate water supply on VWE’s business; VWE’s level of insurance against catastrophic events and losses; VWE’s significant reliance on its distribution channels, including independent distributors; potential reputational harm to VWE’s brands from internal and external sources; possible decreases in VWE’s wine quality ratings; integration risks associated with recent acquisitions; possible litigation relating to misuse or abuse of alcohol; changes in applicable laws and regulations and the significant expense to VWE of operating in a highly regulated industry; VWE’s ability to maintain necessary licenses; VWE’s ability to protect its trademarks and other intellectual property rights; risks associated with the Company’s information technology and ability to maintain and protect personal information; VWE’s ability to make payments on its indebtedness; and those factors discussed in the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that VWE does not presently know or that VWE currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect VWE’s expectations, plans or forecasts of future events and views as of the date and time of this news release. VWE undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

Contacts:

Investors Deborah K. Pawlowski, Kei Advisors LLC dpawlowski@keiadvisors.com Phone: 716.843.3908	Media Mary Ann Vangrin MVangrin@vintagewineestates.com